UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2012

NGL ENERGY PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136

(Address of principal executive offices) (Zip Code)

(918) 481-1119

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Facility Increase Agreement

On November 1, 2012, NGL Energy Operating, LLC, acting in its capacity as borrowers’ agent (“NGL Operating”), entered into a Facility Increase Agreement with Deutsche Bank Trust Company Americas, as administrative agent, and the other financial institutions party thereto, to increase the commitments under the Credit Agreement, dated as of June 19, 2012, among NGL Operating, the other subsidiary borrowers party thereto, NGL Energy Partners LP (the “Partnership”), Deutsche Bank Trust Company Americas, as administrative agent, and the other financial institutions party thereto (the “Credit Agreement”).  The Facility Increase Agreement provides for an increase of the aggregate commitments under the Credit Agreement from $645 million to $695 million.

The Facility Increase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.  The above description of the material terms of the Facility Increase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Call Agreement

The information relating to the Call Agreement (as defined below) set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.01.  Completion of Acquisition or Disposition of Assets

Pecos Acquisition

On November 2, 2012, the Partnership completed its previously announced acquisition of Pecos Gathering & Marketing, L.L.C. and its affiliated companies (collectively, “Pecos”) pursuant to an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Pecos and the owners of Pecos.  The Partnership acquired  all of the limited liability company membership interests of Pecos in exchange for approximately $125.5 million in cash and the assumption of certain equipment financing facilities of approximately $15.4 million and the payment of certain liabilities totaling approximately $5 million. The purchase price may be subject to further adjustment under the terms of the Equity Purchase Agreement, including with respect to refinements to the estimated value of the acquired working capital.

The Equity Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.  The above description of the material terms of the Equity Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2.1.

The business of Pecos consists primarily of crude oil purchasing and logistics operations in the Permian and Eagle Ford areas in Texas and New Mexico. The acquired Pecos operations sell a substantial amount of crude oil each month to one customer. The credit terms with this customer call for the Partnership to collect payment on a monthly basis. The Partnership expects to enter into an agreement with the former owners of Pecos to provide some protection against the risk that that the Partnership is unable to collect its receivables from this significant customer.

Call Agreement and Notice of Call

In connection with the closing of the acquisition of Pecos, the Partnership entered into a Call Agreement (the “Call Agreement”) with the former owners of Pecos (the “Call  Parties”) pursuant to which the Call Parties agreed to purchase at least $45,000,000 (or at their option, up to $60,000,000) of common units of the Partnership in a private placement following the consummation of the Pecos Acquisition.

On November 6, 2012, the Call Parties provided notice to the Partnership pursuant to the Call Agreement that they have elected to purchase common units of the Partnership having an aggregate call price of $45,000,009.84. Accordingly, the Partnership will issue an aggregate of 1,834,414 common units at an agreed value of $24.531 per common unit pursuant to the Call Agreement.  The closing of the transactions contemplated by the Call Agreement is expected to occur on November 12, 2012.

The Call Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference herein.  The above description of the material terms of the Note Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.

Item 3.02.  Unregistered Sales of Equity Securities.

In connection with the closing of the Pecos acquisition, the Partnership has agreed to issue 1,834,414 common units pursuant to the Call Agreement and 10,000 restricted units (subject to vesting) pursuant to a restricted unit award agreement in private transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Section 4(2) of the 1933 Act. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01.  Regulation FD Disclosure.

On November 2, 2012, the Partnership issued a press release announcing the closing of the Pecos acquisition.  The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Equity Purchase Agreement, dated as of October 23, 2012, among the Partnership, Pecos and former owners of Pecos.
4.1	Call Agreement, dated as of November 1, 2012, among the Partnership and former owners of Pecos.
10.1	Facility Increase Agreement, dated as of November 1, 2012, among NGL Energy Operating LLC, the Partnership, Deutsche Bank Trust Company Americas and the other financial institutions party thereto.
99.1	Press Release, dated November 2, 2012.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains various forward-looking statements and information that are based on the beliefs of the Partnership and its general partner, as well as assumptions made by and information currently available to the Partnership. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. When used in this quarterly report, words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “estimate,” “intend,” “could,” “believe,” “may,” “will” and similar expressions and statements regarding our plans and objectives for future operations, are intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding the timing and expected benefits of the Pecos Acquisition and any prospective financial information furnished in this Current Report.  Although we and our general partner believe that the expectations on which such forward-looking statements are based are reasonable, neither we nor our general partner can give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, projected or expected. Among the key risk factors that may have a direct bearing on the Partnership’s results of operations and financial condition are factors relating to the Pecos Acquisition including the Partnership’s ability to complete the Pecos Acquisition and successfully integrate the Pecos businesses, expected commercial and operational synergies over time, cash flow growth and accretion, future distribution increases and growth, incentive distribution reductions, internal growth projects, future issuances of debt and equity securities.  In addition, other key risk factors that may have a direct bearing on the Partnership’s results of operations and financial condition are described in its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities Exchange Commission from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP

	By:	NGL Energy Holdings LLC,
its general partner

Date: November 7, 2012		By:	/s/ H. Michael Krimbill
H. Michael Krimbill Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Equity Purchase Agreement, dated as of October 23, 2012, between the Partnership, Pecos and former owners of Pecos.
4.1	Call Agreement, dated as of November 1, 2012, between the Partnership and former owners of Pecos.
10.1	Facility Increase Agreement, dated as of November 1, 2012, among NGL Energy Operating LLC, the Partnership, Deutsche Bank Trust Company Americas and the other financial institutions party thereto.
99.1	Press Release, dated November 2, 2012.